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                                                                   Exhibit 10.48

                                COMMERCIAL LEASE


      THIS LEASE is made as of this 1st day of June 1998, by and between MAPLE PROPERTIES COMPANY, an Illinois limited liability company, having an address c/o Tinicum Incorporated 800 Third Avenue - 40th Floor, New York, N.Y. 10022 (hereinafter sometimes referred to as "Landlord"), and DELICIOUS BRANDS, INC., a Delaware corporation, having an address at 2070 Maple Street, Des Plaines, Illinois 60018 (hereinafter sometimes referred to as "Tenant"), who hereby mutually covenant and agree as follows:

                   I. GRANT, TERM, DEFINITIONS AND BASIC LEASE
                                   PROVISIONS

      1.0 Grant. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby accepts and lets from Landlord, certain premises more fully described as: portions of the industrial building (the "Building") commonly known as 2070 Maple Street, Des Plaines, Illinois; which portions total approximately 73,572 square feet and consist of
(a) approximately 56,228 square feet of area in a rental unit that has an address known as 2070 Maple Avenue, which unit is referred to herein and designated on Exhibit A as the "2070 Maple Unit" and (b) approximately 17,344 square feet of area in a rental unit known as 1750 Birchwood Avenue, which unit is referred to herein and designated on Exhibit A as the "High Bay Unit" (the 2070 Maple Unit and the High Bay Unit being collectively referred to herein as the "Leased Premises"), together with (i) all improvements now located or to be located on such premises during the term of the Lease (other than improvements placed upon the Leased Premises by Tenant), (ii) all appurtenances belonging to or in any way pertaining to such premises; and (iii) as to any common areas and facilities designated in writing herein or hereafter by Landlord to service the Building, a right to use the same in common with Landlord and other tenants; the Leased Premises being part of certain real estate (the "Real Estate") more particularly described on Exhibits B-1 and B-2 attached hereto and made a part hereof. Tenant understands and agrees that this Lease and the Tenant's rights hereunder are subject to those defects, liens, encumbrances and other matters affecting the title to the Real Estate.

      1.1 Initial Term. Subject to the further provisions or this Section 1.1, the term of this Lease shall be for a period of five (5) years commencing on June 1, 1998 (the "Commencement Date") and ending at 11:59 PM on May 31, 2003, unless sooner terminated as herein set forth. All references to the term of this Lease shall be deemed to include any extension, option or renewal periods, except where the context otherwise requires.

      1.2 Basic Lease Provisions.

            (a) Purpose: Distribution, storage, sales and marketing of cookies, crackers, snack-foods and related products.

            (b) Tenant's Pro Rata Share; (See Section 3.1 etc.): 31.34% (23.75% for the 2070 Maple unit and 7.56% for the 1750 Birchwood high bay unit).

            (c)   Tenant's Address (for all notices) (See Section 21.4):
                  DELICIOUS BRANDS, INC., having an address at 2070 Maple Street, Des Plaines, Illinois 60018.

            (d) Landlord's Address (for payments and for notices) (See Sections 3.0, 3.1, 21.4 etc.): MAPLE PROPERTIES COMPANY, L.L.C. c/o Tinicum Incorporated, 800 Third Avenue - 40th floor, New York, New York 10022 (to the attention of either
                  (i) Accounts Payable Department in the case of payments or
                  (ii) Legal Notices Officer in the case of notices).

            (e)   Tenant's Telecopier Number (See Section 21.4): 847-699-3201.

            (f)   Landlord's Telecopier Number (See Section 21.4): 212-750-9264.
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                    II. DELIVERY OF POSSESSION AND CONDITION
                             OF THE LEASED PREMISES

      2.0 Premises Work. Except as otherwise expressly set forth herein, the repairs and improvements set forth on Schedule A annexed hereto and made a part hereof (the "Premises Work") are the only work that Landlord shall be obligated to perform with respect to the Leased Premises. The Premises Work shall be substantially completed by Landlord in a good and workmanlike manner with reasonable promptness, in any case on or before November 30, 1998. Landlord shall afford Tenant the benefit of any warranties from contractors and materialmen that it obtains in connection with the performance of the Premises Work. Tenant shall, with reasonable promptness, bring to Landlords attention any deficiencies in the Premises Work which come to Tenant's attention and, provided that Tenant notifies Landlord of the same within one (1) month of the substantial completion of any work item, Landlord shall with reasonable promptness correct the same at Landlord's expense. Tenant understands that Landlord shall be performing demolition and other construction activities in the space, that Tenant shall be solely responsible for protecting, insuring and keeping safe and undamaged any and all materials, inventory or other items of personal property that Tenant may keep or store in the Leased Premises. Tenant also agrees that, except to the extent caused by one or more intentional acts of Landlord or its employees, Landlord shall have no responsibility or liability to Tenant whatsoever in the event that such personal property is lost, stolen or damaged or that Tenant's operations are adversely affected by or during the completion of or correction of any deficiency in the Premises Work. Following Landlord's satisfaction of its obligations under this Section 2.0 with respect to any work item described on Schedule A, Tenant shall, within fifteen (15) days of written request therefor by Landlord, deliver to Landlord a certificate, signed by an officer of Tenant, stating that Landlord has satisfied its obligations under this Section 2.0 with respect to such item.

      2.1 Termination of Prior Lenses and Possession By Tenant. Tenant presently occupies substantially all of the Leased Premises, occupying the 2070 Maple Unit pursuant to a certain Sublease dated as of March 25, 1996 (as amended) and the High Bay Unit pursuant to a certain lease dated as of August 19, 1997 (as amended) (these two prior leases being hereinafter referred to as the "Prior Leases"). The execution and delivery of this Lease terminates the Prior Leases effective as of the Commencement Date. Landlord shall use commercially reasonable efforts to cause Phillips Equipment Systems and Gard, Inc., the two tenants that occupy portions of the 2070 Maple Unit, to vacate the Leased Premises on or before August 15, 1998 in the case of Gard and August 31, 1998 in the case of Phillips. Landlord shall promptly thereafter perform any Premises Work relating to the portions of the 2070 Maple occupied by Phillips and/or Gard. Landlord shall not be subject to any liability for the failure to give possession of the aforesaid areas occupied by Phillips and Gard on or before said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected. Under such circumstances, unless the delay is the fault of Tenant, Base Rent and other charges hereunder shall be equitably abated until the date possession of the entire Leased Premises is given.

      2.2 Condition of the Leased Premises. Tenant presently occupies substantially all of the Leased Premises and is familiar with the condition and repair of the Leased Premises. Tenant acknowledges that, subject to the completion of the Premises Work, the same are in good order and repair (or shall be deemed to be in good order and repair on account of Tenant's responsibility therefor under the Prior Leases), and that, except as set forth herein, no representations as to the condition and repair thereof have been made by Landlord, or his agent prior to the execution of this Lease that are not herein expressed. Tenant's taking possession of the Leased Premises shall constitute Tenant's acknowledgment that Tenant hereby accepts the Leased Premises in their "as is" physical condition as of the date hereof, subject to the completion of the Premises Work, and that such physical condition was satisfactory at the Commencement Date. In agreeing to lease the Leased Premises "as is", Tenant acknowledges and represents that it has factored the "as is" condition of the Leased Premises in the Base Rent and other charges that it has hereby agreed to pay for the Leased Premises. Notwithstanding anything to the contrary in the foregoing, Landlord acknowledge and refer to certain damage to the Leased Premises identified in Paragraph 3 of that certain Agreement to Amend Sublease and Consent to Assignment, dated as of April 2, 1998, among Landlord, Tenant and Salerno Foods, L.L.C. and Landlord hereby agrees to release Tenant from any liability that it may have under the Prior Leases, hereunder or otherwise for any damage to the Leased Premises specifically described or identified in that Agreement and Consent or in Exhibit 2 thereto.

                                    III. RENT

      3.0 Base Rent.

      (a) Except as specifically abated in subdivision (c) of this Section 3.1, Base Rent shall be payable in the amount of:

            (i) Thirty-Six Thousand Four Hundred Seventy-Nine and 45/100 Dollars ($36,479.45) per month during the one-year period commencing on June 1, 1998 through and including May 31, 1999;

            (ii) Thirty-Seven Thousand Five Hundred Seventy-Three and 83/100 Dollars ($37,573.33) per month during the one-year period commencing on June 1, 1999 through and including May 31, 2000;

            (iii) Thirty-Eight Thousand Seven Hundred One and 05/100 Dollars ($38,701.05) per month during the one-year period commencing on June 1, 2000 through and including May 31, 2001;


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            (iv) Thirty-Nine Thousand Eight Hundred Sixty Two and 08/100 Dollars
            ($39,862.08) per month during the one-year period commencing on June 1, 2001 through and including May 31, 2002;

            (v) Forty-One Thousand Fifty-Seven and 94/100 Dollars ($41,057.94) per month during the one-year period commencing on June 1, 2002 through and including May 31, 2003;

      (b) Tenant Amortization Options. Tenant agrees to contribute to Landlord's cost of performing certain of the Premises Work by electing, in a written notice delivered to Landlord on or before September 20, 1998, to either (i) increase Base Rent by $285.48 per month or (ii) pay Landlord $12,000 on or before October 1, 1998. If Tenant timely elects to increase Base Rent as so provided, then, on or before October 1, 1998, Tenant shall pay to Landlord the five (5) installments of $285.48 due for the period June - October 1998. Tenant shall be deemed to have elected to pay Landlord the aforesaid $12,000 in the event that Tenant shall fail to timely deliver such election notice to Landlord. Additionally, Tenant may elect to fund certain other of Landlord's Premises Work by electing, in a written notice delivered to Landlord on or before September 20, 1998, to pay Landlord, on or before October 1, 1998, an amount equal to the difference between (x) $200,000.00 and (y) the product of $4,757.99 and the number of months of Base Rent theretofore paid by Tenant to Landlord. In the event that Tenant timely makes such an election, the Base Rent payable hereunder shall thereafter be reduced by $4,757.99 per month. Tenant's failure to timely deliver the aforesaid notice in respect of the $200,000 payment shall be deemed a waiver of the right to make such a payment and to obtain the aforesaid reduction of Base Rent.

      (c) Tenant shall pay Base Rent in equal monthly installments in advance on or before the first day of each and every month during the term hereof. If the Commencement Date is other than the first day of a month or if the term of this Lease ends on other than on the last day of the month, the Base Rent payable during such month shall be prorated. Except as otherwise provided herein, all payments of Base Rent and additional rent shall be made without deduction, set off, discount or abatement in lawful money of the United States; Tenant's covenant to pay rent being independent of every other covenant in this Lease. If Tenant is more than five (5) days late in its payment of Base Rent and other monthly charges more than two (2) times in any period of twelve (12) consecutive months, Landlord may elect to have Tenant pay Base Rent and any additional rent payable hereunder by wire transfer in immediately available federal funds to Landlord's account(s), and, if Landlord so elects, Tenant shall arrange to make such payments by wire transfer to Landlord.

      3.1 Operating Expense Reimbursement.

      (a) In addition to the Base Rent required to be paid under Section 3.0 hereof and any other amounts required to be paid hereunder, Tenant shall pay to Landlord an amount equal to the sum of the payments which Tenant is obligated to make to Landlord on account of operating expenses ("Operating Expenses") pursuant to the provisions of Sections 3.1(b), 4.0 (Impositions), 5.2 (Landlord's Insurance), and 12.0 (Utilities) (each as hereinafter defined) hereof.

      (b) Subject to the further provisions of this subdivision (b), Tenant shall pay to Landlord Tenant's Pro Raw Share of all expenses, costs and disbursements of every kind and nature paid or incurred by Landlord in connection with the ownership, management, operation and repair of the Real Estate, whether or not expressly referred to in this Article 3 or otherwise in this Lease, but excluding certain items as specifically provided below. Such payment by Tenant shall be additional rent hereunder and shall be paid to Landlord in accordance with the provisions of Section 3.1 hereof. Subject to the foregoing, Operating Expenses shall include, without limitation, the following costs and expenses:

            (i) all costs incurred in the repair, lighting, cleaning, painting, caulking, water-proofing and other maintenance of the Real Estate (including, but not limited to, preventive maintenance); the provision of heat to portions of the Real Estate from the Building's central boilers, the repair and/or replacement of sidewalks, landscaping, on site waterlines, sanitary sewer lines, electrical lines and other equipment serving the Real Estate; wages and benefits of all persons employed at or in connection with the Real Estate (but only to the extent of such connection to the Real Estate); and the cost of any supplies, tools and equipment used in connection with any of the foregoing repairs or other activities, including but not limited to those costs and expenses detailed in Section 9.0(a);

            (ii) financial expenses incurred in connection with the operation of the Real Estate, such as attorney's fees and disbursements (exclusive of any such fees and disbursements incurred in connection with the leasing of space in the Building or in connection with separately enforcing or contesting the provisions of leases of space for portions of the Real Estate, provided Tenant is not joined in the same matter), auditing and other professional fees and expenses;

            (iii) the cost of governmental licenses and permits, or renewals thereof, related to the operation of the Real Estate (but not relating to any tenant's particular use thereof); and

            (iv) reasonable management fees payable to a management company that is unrelated to Landlord or, if Landlord or a related entity manages the Real Estate, a fee not to exceed 3.0% of the gross rental income of the Real Estate.


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Any cost or expense of the nature described above shall be included in Operating
Expenses for any Calendar Year (as defined in subdivision (h) of this Section 3.1) no more than once, notwithstanding that such cost or expense may fall under more than one of the categories listed above.

The following costs and expenses shall be excluded from those expenses covered by this Section 3.1(b): (1) costs and expenses covered by Sections 4.0 (Impositions), 5.2 (Landlord's Insurance), 9.0(c) (roof and walls) and 12.0 (Utilities) (each as hereinafter defined), (2) debt service or other financing under any mortgage on the Real Estate and rent due on any ground lease, (3) leasing, sale or mortgage brokerage commissions, (4) costs charged separately to Tenant, (5) costs charged separately to any other occupant of the Real Estate (or which relate exclusively to leased space at the Real Estate and which are of the nature that Tenant would be responsible for their entire reimbursement if they related exclusively to the Leased Premises), (6) the cost of preparing space other than the Leased Premises for any other occupant of the Real Estate,
(7) costs and expenses that are neither typical nor appropriate for a multi-tenant warehouse and industrial building like the Building and situated in the greater O'Hare airport, Illinois market, (8) franchise and income taxes imposed upon Landlord and (9) any cost indemnifiable under Section 20.7.

      (c) Tenant's share of Operating Expenses under Section 3.1(b) shall equal its Pro Rata Share except that, notwithstanding anything to the contrary provided herein, if any particular Operating Expense relates to portions of the Real Estate or facilities thereon which are primarily or solely used by or service Tenant and/or one or more occupants of the Real Estate, Landlord shall allocate such Operating Expense among Tenant and the other occupants of the Real Estate on an equitable basis. In this regard, it is agreed and understood that the High Bay Unit does not receive heat from the Building's central boilers and that Tenant shall be responsible for paying the separately metered gas charges in respect thereof. Therefor, it is agreed that all costs incurred in connection with providing such heat to the Building shall be allocated reasonably by Landlord among tenants of the Building on an equitable basis, and that the allocation of boiler heat charges to Tenant shall exclude any charge for heat in respect of its occupancy of the High Bay Unit.

      (d) Tenant shall pay its share of Operating Expenses with respect to each Calendar Year to Landlord in monthly installments in amounts estimated from time to time by Landlord and communicated by written notice to Tenant (with the amount of each installment sufficient to pay that portion of Tenant's share of the Operating Expenses which have fallen due or which shall fall due and payable by Landlord within the next thirty days). Such monthly installments shall include, during the first year of this Lease, any amount for which Tenant is responsible that has been prepaid by Landlord.

      (e) Landlord shall cause to be kept books and records showing Operating Expenses in accordance with such system of accounts based on sound accounting practices that Landlord reasonably deems appropriate. As promptly as practicable following the close of each Calendar Year. Landlord shall deliver to Tenant its certificate specifying the amount of Operating Expenses for such Calendar Year ("Operating Statement").

      (f) Tenant shall pay any deficiency to Landlord as shown by the Operating Statement within ten (10) days after receipt thereof. The payment of any bill for Operating Expenses by Tenant shall not preclude it from questioning the correctness of any Operating Statement by delivering written notice to Landlord within thirty (30) days of Tenant's receipt thereof (provided the Tenant describes any challenge that it makes to any Operating Statement in reasonably satisfactory detail), but failure to do so within thirty (30) days shall be deemed a waiver. During such thirty (30) day period, Tenant may request copies of underlying invoices from Landlord.

      (g) If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual amount of Operating Expenses due from Tenant for such Calendar Year, then, at Landlord's option, such excess shall be either credited against rental payments next due from Tenant hereunder or refunded by Landlord to Tenant, provided that Tenant is not then in default hereunder.

      (h) As used herein, the term "Calendar Year" shall mean any period of January 1 through December 31 in which any part of the term of this Lease falls.

      3.2 Late Payment Charges. In the event that Tenant shall fail to pay any installment of Base Rant or any other amount payable to Landlord hereunder within ten (10) days after the date when any such amount is due (any such late payment being hereinafter referred to as a "Delinquent Payment"), Tenant shall pay to Landlord, in addition to the Delinquent Payment and in order to compensate Landlord for expenses incurred by reason of such late payment, a fee ("Late Payment Fee") equal to the sum of (i) the amount calculated by applying an annual interest rate of four percent (4%) per annum above the rate of interest announced from time to time in the City of New York, New York by the Citibank, N.A. as its prime or base rate and which rate may be in effect from time to time during the period when such Delinquent Payment may remain outstanding (the "Default Rate") to the Delinquent Payment for each day from and after such due date to and including the date that such Delinquent Payment is received by Landlord and (ii) 4% of the amount of such Delinquent Payment. The Late Payment Fee shall be in addition to, and shall in no way limit, any and all other rights and remedies provided for in the Lease, as well as all other remedies provided by law. If any law which applies to the Lease is finally interpreted so that a Late Payment Fee or any part thereof exceeds the limits permitted by such law, then: Such Late Payment Fee shall be reduced by the amount necessary to reduce such Late Payment Fee to the maximum permitted by law


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and any Late Payment Fee already collected which exceeds such maximum permitted by law shall be promptly refunded by Landlord to Tenant.

                                 IV. IMPOSITIONS

      4.0 Payment by Tenant. Tenant shall be responsible for paying to Landlord its Pro Rata Share of any Increased Imposition Amount (as hereinafter defined) for any Calendar Year. As used in this Lease, the term "Increased Imposition Amount" means, for any Calendar Year, any excess in the amount of Impositions (as defined in Section 4.1) for that Calendar Year over the amount of Impositions (as defined in Section 4.1) that are attributable to Cook County Fiscal Year 1997 and payable in Calendar Year 1998. Payments in respect of Tenant's Pro Rata Share of Impositions shall be made by Tenant to Landlord within (10) days after Landlord bills Tenant therefor but not earlier than the date that is fifteen (15) days prior to the date that Landlord is required to pay the underlying Imposition.

      4.1 Definition of Impositions. The term "Impositions" as used herein shall mean all taxes and assessments, general and special, and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be due and payable levied, assessed, charged or imposed during the term of the Lease upon the Real Estate, any part thereof and/or the personal property used in connection with the Real Estate (including, but not limited to impositions attributable to improvements to the Real Estate and additions to such personal property); provided, however, that Tenant's Pro Rata Share of Impositions (as provided above) shall be prorated between Landlord and Tenant as of the expiration date of the Lease term for the last year of the Lease term on the basis of Landlord's reasonable estimate thereof and such pro-ration shall be final. Impositions for any Calendar Year shall also include all reasonable fees and costs incurred by Landlord for the purpose of contesting or protesting tax assessments or rates applicable to the Lease term in respect of such Calendar Year, regardless of whether any reduction or limitation is obtained. Impositions shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax.

      4.2 Alternative Taxes. Should the State of Illinois, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Real Estate or any part thereof either (a) impose a tax, assessment, charge or fee, or increase a then existing tax, assessment, charge or fee, which Landlord shall be required to pay, either by way of substitution for such real estate taxes and personal property taxes or in addition to such real estate taxes and personal property taxes or (b) impose or increase an income or franchise tax or a tax on rents in substitution for or as a supplement to a tax levied against the Real Estate, any part thereof and/or the personal property used in connection with the Real Estate, all such taxes, assessments, fees or charges shall be deemed to constitute Impositions hereunder, in which case Tenant shall pay Tenant's Pro Rata share of any Increased Imposition Amount (as provided in Section 4.0) as if Impositions were initially defined to include such taxes, assessments, fees or charges.



      4.3 Right to Contest. Nothing contained in this Lease shall obligate Landlord to bring any application or proceeding seeking a reduction in Impositions. Tenant, for itself and its immediate and remote subtenants and successors in interest hereunder, hereby waives, to the extent permitted by law, any right Tenant may now or in the future have to protest or contest any Imposition or to bring any application or proceeding seeking a reduction in Imposition valuation or otherwise challenging the determination thereof by the appropriate governing body.

                                  V. INSURANCE

      5.0 Kinds and Amounts. As additional rent for the Leased Premises, Tenant shall procure and maintain policies of insurance, at its own cost and expense, insuring: Landlord and any Landlord's mortgagee or Management Agent (as defined in Article 21) (of which Tenant is given written notice), as additional named insureds, and Tenant from all claims, demands or actions made by or on any person, entity or corporation and arising from, related to or connected with the Leased Premises, for bodily and/or personal injury to or death of any person or more than one (1) person and/or for damage to property in an amount of not less than $5,000,000 combined single limit per occurrence; with a deductible of not more than $10,000 (except that the foregoing limitation on a deductible shall not apply in the event that the Leased Premises are occupied by the original tenant hereunder or by a person or entity controlled by, controlling or in common control with it). Said insurance shall be written on an "occurrence" basis and not on a "claims made" basis (except that, for so long as the original tenant hereunder or a person or entity controlled by, controlling or in common control with it occupies the Leased Premises, said insurance may at the election of Tenant be written on a "claims made" basis). Said insurance shall also fully cover contractual liability in respect of the Leased Premises and the conduct or operation of business therein. The limits of any insurance obtained in conformity with the provisions of this Section 5.0 shall not limit the liability of Tenant hereunder. Whenever in Landlord's reasonable judgment, good business practice or change in conditions indicate a need for additional insurance or different kinds of coverage, Tenant shill reasonably promptly following Landlord's written request, obtain such insurance at its own expense (except that the provisions of this sentence shall not apply in the event that the Leased Premises are occupied by the original tenant hereunder or by a person or entity controlled by, controlling or in common control with it).

      5.1 Form of Insurance. The aforesaid insurance shall be issued by companies and shall be in form, substance and amount (where not stated above) reasonably satisfactory from time to time to Landlord and any mortgagee of Landlord


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and shall contain standard mortgage clauses satisfactory to any mortgagee of
Landlord. All such insurance shall be effected under valid and enforceable policies, shall be issued by insurers of recognized responsibility (which are licensed to do business in the State of Illinois, have a policyholder's rating of not less than "A+7" in the then most current edition of Best's Insurance Reports and are reasonably acceptable to Landlord) and shall contain clauses or endorsements to the effect that:

      (a) no act or omission of Tenant, anyone acting for Tenant, or any other occupant, which might otherwise result in impairment, cancellation, nullification or forfeiture of such insurance or any part thereof shall in any way affect the validity or enforceability of such insurance insofar as Landlord is concerned; and

      (b) such policies shall not be materially changed or canceled without at least thirty (30) days written notice from the insurance carrier to Landlord by certified mail/return receipt requested.

The original insurance policies (or certificates thereof reasonably satisfactory to Landlord), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof shall be delivered to Landlord not less than thirty (30) days prior to the end of the term of each such coverage (except that the requirement that original insurance polices be delivered and that evidence of payment of premiums be deposited with Landlord shall not apply in the event that the Leased Premises are occupied by the original tenant hereunder or by a person or entity controlled by, controlling or in common control with it). Any insurance required by the terms of this Lease to be carried by Tenant may be under a blanket policy (or policies) covering other properties of Tenant and/or any entity related to or affiliated with Tenant. If such insurance is maintained under a blanket policy, Tenant shall procure and deliver to Landlord a statement from the insurer or general agent of the insurer setting forth the coverage maintained and the amounts thereof allocated to the risks intended to be insured hereunder; which statement shall guarantee that the minimum coverages available for the Leased Premises shall be equal to or greater than the respective insurance amounts that Tenant is required to carry under this Lease.

      5.2 Landlord's Insurance.

      (a) Tenant shall be responsible for paying to Landlord its Pro Rata Share of any Increased Insurance Amount (as hereinafter defined) for any Calendar Year. As used in this Lease, the term "Increased Insurance Amount" means, for any Calendar Year, any excess in the cost of Landlord's Insurance (as defined in subdivision (b) below) for that Calendar Year over the cost of Landlord's Insurance for Calendar Year 1998. Payments in respect of Tenant's Pro Rata Share of the Increased Insurance Amount shall be made by Tenant t as provided in
Section 3.1 hereof. Landlord shall deliver to Tenant copies of bills or invoices for Landlord's Insurance which establish the basis for any Increased Insurance Amount.

      (b) As used in this Lease, the term the cost of "Landlord's Insurance" means the cost of premiums for casualty, rent loss, boiler and all contingent liability insurance (with all endorsements) paid annually by Landlord in respect of the Real Estate during the Lease term. Tenant shall be obligated to pay its Pro Rata Share of only that portion of any Increased Insurance Amount which relates to such insurance coverage during the term of this Lease.

      5.3 Compliance With Insurance Requirements. If Tenant's use of the Leased Premises increases the cost of Landlord's obtaining insurance for the Real Estate and/or requires Landlord to obtain additional insurance coverage, Landlord shall notify Tenant of such increase and/or of the cost of such additional coverage and Tenant shall, within ten (10) days thereafter, make payment to Landlord of the full amount of such increased premium and/or additional coverage. In addition to any other requirement herein, Tenant shall cause its operations at the Real Estate to conform and comply with all applicable fire codes of any governmental or quasi-govemmental authority and with the rules and regulations of Landlord's fire underwriters and their fire protection engineers.

      5.4 Mutual Waiver of Subrogation Rights. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other occurrence is incurred by either of the parties to this Lease or anyone claiming by, through, or under such party in connection with the Leased Premises and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense or is required under this Lease to be so insured, then the party so insured (or so required to have been insured) hereby releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had such insurance been carried as so required) and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that, if the effect of such release of liability and waiver of the right of subrogation is to invalidate such insurance coverage or increase the cost thereof, the party that would otherwise have had to incur such effect shall not be obligated to provide such a release and waiver if it promptly notifies the other of this effect (except that, in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect). If the party released from liability hereunder is Landlord and if Landlord is an Illinois land trust, then for the purposes of this Section 5.4, the term "Landlord" shall also include the trustee, its beneficiary or beneficiaries and their respective agents, officers, directors and employees.

                            VI. DAMAGE OR DESTRUCTION

      6.0 Certain Definitions. For purposes of this Article VI, the following terms shall have the meanings ascribed to them below:

      (a) "Premises Partial Damage" shall mean damage or destruction to the Leased Premises which either (i) does not materially interfere with Tenant's use and enjoyment of the Leased Premises or (ii) does interfere with the same and can either (x) in Landlord's reasonable judgment, be repaired within one hundred eighty (180) days after the occurrence of such damage or destruction to a condition that remedies any material interference with Tenant's normal operations at the Leased Premises as conducted immediately prior to such damage or destruction or (y) has a cost of repair that is less than 50% of the then cost of rebuilding the Leased Premises, with such cost defined in the context of a total destruction.

      (b) "Premises Total Destruction" shall mean damage or destruction to the Leased Premises other than Partial Premises Damage.

      6.1 Premises Partial Damage. If at any time during the term of this Lease there is damage which falls into the classification of Premises Partial Damage (including damage required by any authorized public authority) and Landlord's insurance is sufficient to repair such damage, then this Lease shall remain in full force and effect and Landlord shall within one hundred eighty (180) days of receiving such notice, repair the Leased Premises to a condition that remedies any material interference with Tenant's normal operations at the Leased Premises and promptly thereafter permanently repair such damage to a condition substantially equivalent to its former condition to the extent permitted by law; provided that (i) if construction is delayed because of changes, deletions, or additions in construction requested by Tenant or because of one or more strikes, lockouts, labor troubles, civil disorders, failures of power, riots, insurrections, accidents, casualties, acts of God, war, adverse weather conditions, material or labor shortages, unusual transportation delays, governmental regulation or control, acts caused directly by Tenant or Tenant's agents, employees and invitees, other causes beyond the control of the Landlord or other so called "force majeure" conditions, (collectively, "Excusable Delays"), the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed and (ii) Landlord shall not be required to rebuild, repair or replace any part of partitions, fixtures, additions and other improvements which may have been placed in, on or about the Leased Premises by Tenant. Provided that the damage or destruction is covered as an insured peril under Landlord's rent loss policy, for any period and to the extent that Tenant cannot conduct its operations in the Leased Premises on account of such damage, destruction, repair or rebuilding, the Base Rent and other charges payable by Tenant hereunder shall be abated during the period of restoration, repair or rebuilding in an equitable manner as reasonably determined by Landlord. In the event that Landlord is obligated or elects to repair or restore any damage or destruction and fails to timely substantially complete the same within the periods provided above, then Tenant, at its option and as its exclusive remedy, may terminate and cancel this Lease upon giving Landlord thirty (30) days written notice, provided that, within such thirty (30) days, Landlord shall not have substantially complied with its repair and restoration obligations in this Section 6.1; in which case all rights and obligations hereunder shall cease and terminate. Notwithstanding the above, if the insurance proceeds received by Landlord are not sufficient to effect such repair, or if such casualty was caused by the negligent or willful act or omission of Tenant, Landlord may elect but shall have no obligation to complete such repair.

      6.2 Premises Total Destruction. If at any time during the term of this Lease there is damage that falls into the classification of Premises Total Destruction (including, but not limited to, destruction required by any authorized public authority), this Lease shall automatically terminate and the rent shall be abated during the unexpired portion of the term of this Lease, effective upon the date, following such casualty or destruction, on which Tenant delivers up to Landlord and surrenders possession of the Leased Premises.

      6.3 General Provisions.

      (a) If the improvements situated upon the Leased Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

      (b) Notwithstanding anything to the contrary in this Article VI, in the event that the holder of any indebtedness secured by a mortgage or deed of trust covering the Leased Premises requires that insurance proceeds in respect of such damage or destruction be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, and all rights and obligations hereunder shall cease and terminate on the date one hundred eighty (180) days thereafter unless there has been Premises Total Destruction.

                                VII. CONDEMNATION

      7.0 Taking of Whole. If (a) the whole of the Leased Premises shall be taken or condemned for a public or quasi public use or purpose by a competent authority or by private purchase in lieu thereof ("taken" or a "taking"), or
(b) such a portion of the Leased Premises shall be so taken that, as a result thereof, the balance cannot be used for the purpose that Tenant used them for and with substantially similar utility to Tenant as immediately prior to such taking, then, in either of such events, the Lease term shall terminate upon delivery of possession to the condemning authority and any award, compensation or damages (hereinafter sometimes called the "Award") shall be paid to and shall be the sole property of Landlord whether the Award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Real Estate or otherwise, and should such a taking or condemnation occur, Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all of the Award, except that Tenant may receive therefrom any portion paid expressly on account of Tenant's moving expenses. Tenant shall continue to pay Base Rent and other charges hereunder until the Lease term is so terminated, provided that Operating Expenses or other charges which are prepaid by Tenant or which accrue prior to the termination shall be adjusted between the parties.

      7.1 Partial Taking. If only a part of the Leased Premises shall be taken or condemned for a public or quasi public use or purpose by a competent authority but the Lease is not terminated pursuant to Section 7.0 hereof, Landlord shall repair and substantially restore or replace the Leased Premises and all improvements thereon, except that Landlord shall not hereby be required to expend for repair and restoration any sum in excess of the Award. Any portion of the Award which has not been expended by Landlord for such repairing or restoration shall be retained by Landlord as Landlord's sole property. The Base Rent and other charges shall be equitably abated following delivery of possession of that part of the Leased Premises so taken by the condemning body. If any portion of the Leased Premises shall be so taken or condemned to the extent that, in Landlord's reasonable judgment, Tenant would be unable to conduct its business in the Leased Premises, Landlord may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after such taking. In such event, the Award shall be paid to and be the sole property of Landlord, except that Tenant may receive therefrom any portion paid expressly on account of Tenant's moving expenses.

                         VIII. PURPOSE, COMPLIANCE WITH
                             LAWS, ORDINANCES, etc.

      8.0 Purpose. The Leased Premises shall be used and occupied only for the Purpose set forth in Section 1.2 (a) hereof, except that no such use shall (a) violate any certificate of occupancy or law, ordinance or other governmental or quasi-governmental regulation or rule in effect from time to time affecting the Leased Premises or the use thereof; (b) cause injury to the improvements; (c) cause the value or usefulness of the Real Estate or any part thereof to diminish; (d) constitute a public or private nuisance or waste or disturb any other occupant of the Real Estate or the occupants of neighboring property; (e) render the insurance on the Leased Premises void or unobtainable; (f) be unreasonably dangerous to persons or property; (g) involve the sale, storage, use or possession of alcoholic beverages, illegal drugs or narcotics or other similar products or materials; (h) involve either the use or storage of any explosives or the storage of any inflammable fluids or hazardous or toxic materials in violation of the provisions of Section 20.1 hereof; (i) deface or injure the Leased Premises, the Building or the Real Estate; (j) overload the driveways and parking areas of the Real Estate or the floors in the Building or use trucks, trailers or other vehicles in a manner that unreasonably or repeatedly blocks the ingress or egress of any other Tenant of the Real Estate;
(k) transmit dust or other debris from Tenant's operations outside of the Leased Premises; (l) overload electrical or power lines servicing the Leased Premises;
(m) involve the installation, use, or operation of loud speakers; television, phonograph, radio or other devices (including, but not limited to antennas) in such a manner to be seen or heard outside of the Leased Premises; (n) involve the use of the plumbing facilities in the Leased Premises or the Building for any other purpose than that for which they are constructed and installed; it being agreed that no foreign substance of any kind including but not limited to sanitary napkins, tampons, or hand towels shall be thrown therein and that the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by the Tenant; (o) involve cooking food within the Leased Premises except incidental cooking such as with a microwave or coffee machine for employee snacks; (p) involve the storage in common areas of the Real Estate of personal property, including but not limited to bicycles, motorcycles or motor bikes, inventory, business operating equipment, packing crates and similar items; (q) use parking facilities on the Real Estate other than as provided herein; (r) involve the repair or storage of disabled vehicles; or (s) involve the storage of any goods, debris, materials or personal property outside of the Lease Premises or the Building for a period of more than twenty-four (24) hours, even if used, treated stored or disposed of in accordance with Environmental Laws (as hereinafter defined) except that the use and storage in nominal quantities of standard lubricants and cleaning agents having an ancillary use in Tenant's business shall be permitted if in compliance with Environmental Laws. Tenant shall not use or occupy the Leased Premises contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto. Tenant agrees that no washing of any type (other than reasonable restroom washing and washing of goods in process inventory) will take place on the Leased Premises or on the Real Estate including the truck aprons and parking areas. Tenant acknowledges that Landlord has a valuable warranty relating to the condition of the roof and that, in order to safeguard the roof and to in no way diminish or adversely affect that warranty, Tenant agrees that it will exercise extreme care in any entry onto the roof of the Building by its employees, agents and invitees, and, that as stated in Section 9.2 (c) hereof, Tenant shall in no event make any cut or opening in the roof unless made through Landlord by Landlord's roofing contractor, Centimark.

      8.1 Compliance With Law. Tenant will procure, pay for and maintain all permits, licenses and other authorizations needed for the conduct of Tenant's business on any part of the Real Estate. Tenant, at its own sole cost and expense, shall also comply with all laws, ordinances, orders, rules, regulations and requirements of all Governmental Authorities (as hereinafter defined), and all orders, rules and regulations of the national and local boards of fire underwriters or any other body or bodies exercising similar functions which may be applicable to the Leased Premises and any portion of the Real Estate used by Tenant, including but not limited to Environmental Laws (as defined in Section 20.1). As used in this Lease, the term "Governmental Authorities" shall mean all federal, county, municipal and local governments, and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Real Estate.

        IX. MAINTENANCE, REPAIRS, ALTERATIONS AND COVENANT AGAINST LIENS

      9.0 Landlord's Maintenance and Repairs.

      (a) Subject to the provisions of subdivision (c) of this Section 9.0, Landlord shall perform all exterior painting (at such intervals as Landlord deems appropriate), maintain the landscaping on the Real Estate, remove snow accumulations from the roof (if deemed necessary by Landlord) and from any parking lot serving occupants of the Building, and, to the extent that the same are of service or benefit to or are used by more than one of the rental units in the Building, perform necessary maintenance, repairs, replacements, inspections and testing on such portions of the Real Estate (including but not limited to exterior lights, roof and storm drains, grounds maintenance, landscaping, and driveways, parking areas and walkways, and on any portion of the mechanical, electrical and HVAC equipment and/or systems thereon that are of such service or benefit (including, but not limited to, the water, sewer, fire prevention and sprinkler systems) (for example, Landlord's obligations under this Section 9.0(a) extend to portions of the Building's sprinkler mains that serve more than one unit in Building but do not extend to portions of the sprinkler system that are wholly within the Leased Premises and do not service any other unit in the Building, such as a sprinkler head or perhaps a sprinkler branch pipe). Except as expressly set forth herein, all costs, disbursements and expenses incurred by Landlord in fulfilling its obligations under Section 9.0(a) shall be included in Operating Expenses under Section 3.1 hereof

      (b) Landlord shall have the right but not the obligation to repair any damage to any portion of the improvements located on the Real Estate caused by or resulting from any act or omission or negligence of Tenant, its agents, employees, contractors, customers and/or invitees. Tenant shall reimburse Landlord for Landlord's costs and expenses incurred for repairs or replacements made pursuant to this Section 9.0(b) within ten (10) days after Tenant's receipt of a written demand from Landlord in respect thereof.

      (c) Landlord shall at its sole cost and expense keep and maintain the roof and structural soundness of the exterior walls of the Leased Space in good condition and repair, reasonable wear and tear excepted; these being the only components of the Building or the Real Estate as to which Landlord's maintenance shall be at its sole cost and expense. The term "walls" as used in this subdivision (c) shall not include windows, glass or plate glass, doors, special store fronts or office entries.

      (d) Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

      9.1 Tenant's Maintenance and Repairs.

      (a) Except to the extent that Landlord is obligated to make repairs and replacements pursuant to subsection 9.0(a) and subsection 9.0(c), throughout the term of this Lease, Tenant, at its sole cost and expense, shall (i) take good care of the Leased Premises and the fixtures therein, all appurtenances of the Leased Premises, all alleyways, passageways, sidewalks curbs and vaults, if any, adjoining the Leased Premises, (ii) keep the same in the same or better order and condition as existed on the Commencement Date, excepting only ordinary wear and tear and any casualty that this Lease requires Landlord to repair, (iii) keep the same in clean, safe, secure, orderly and sanitary condition and free of dust, debris, trash, rodents, vermin and other pests, ordinary wear excepted, and (iv) make all necessary repairs thereto, interior and exterior, ordinary and extraordinary, structural and non-structural, and foreseen and unforeseen. The extent of Tenant's obligation in the foregoing includes but is not limited to interior light bulbs and fixtures, HVAC units, sprinkler heads and lines, dock doors, levelers and other equipment, carpeting, cleanliness of painted surfaces and bathrooms, etc. The term "repairs" as used in this Article shall include, but shall not be limited to, all necessary or appropriate replacements, and renewals, and, subject to the provisions of Section 9.2 hereof, all necessary or appropriate changes, alterations, additions and betterments. Tenant shall promptly remove any debris left by Tenant, its employees, agents, contractors or Invitees in the parking areas or other exterior areas of the Real Estate.

      (b) Notwithstanding anything set forth herein to the contrary, Tenant shall be responsible for all repairs anti replacements of damage and/or destruction of the Leased Premises necessitated by burglary or attempted burglary or any other illegal or forcible entry into the Leased Premises.

      9.2 Alterations.

      (a) As used in this Lease, the term "Alterations" shall mean any and all repairs, additions, improvements and/or alterations on or to the Leased Premises and on and to the appurtenances and equipment thereof which Tenant makes or is obligated to make hereunder.

      (b) [Intentionally deleted]

      (c) Tenant shall not make any Alterations, which cast in excess of $25,000 in respect of any one Alteration project, without Landlord's prior written consent, which consent Landlord shall not unreasonably delay or withhold unless such Alterations affect the structural integrity of the Building or Landlord's roof warranty, in which cases Landlord may, in its discretion, withhold its consent. As to any Alterations, Tenant shall, if requested by Landlord, furnish Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits, indemnification, bonds, guaranties or waivers of lien in form and amount satisfactory to Landlord against any and all claims, costs, damages, liabilities and expenses which may arise in connection with any such work. Tenant shall in no event make any cut or opening in the roof unless made through Landlord by Landlord's roofing contractor, Centimark, Landlord having a valuable warranty of the condition of the roof.

      (d) Tenant shall pay the cost of all Alterations and agrees to indemnify and hold harmless Landlord and its beneficiaries and agents from any and all liabilities of every kind and description which may arise out of or be connected in any way with any Alterations. Before commencing any Alterations, Tenant, if requested by Landlord, shall furnish Landlord with certificates of insurance from all contractors performing labor or furnishing materials insuring Landlord against any and all liabilities which may arise out of or be connected in any way with such Alterations.

      (e) Upon completing any Alterations, Tenant shall, if requested by Landlord, furnish Landlord with "as built" drawings contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and material expended and used. All such work shall comply with all insurance requirements and with all applicable rules, laws, ordinances and regulations of any governmental or quasi-governmental authority having jurisdiction over the Leased Premises. All such work shall be performed in a good and workmanlike manner and only good grades of new materials shall be used.

                          X. ASSIGNMENT AND SUBLETTING

      10.0 Consent Required. Subject to the provisions of Section 10.1 hereof, Tenant shall not, without Landlord's prior written consent, which consent Landlord may in its sole discretion withhold, (i) assign or convey this Lease or any interest under it; (ii) allow any transfer thereof or any lien upon Tenant's interest in the Leased Premises by operation of law or otherwise; (iii) sublet the Leased Premises or any part thereof; (iv) amend a sublease previously consented to by Landlord or (v) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. Any assignment, sublease or other transfer made in violation of the provisions of this Article 10 shall be deemed void and of no force or effect.

      10.1 Assignment or Subleasing. Notwithstanding anything to the contrary in the foregoing, but subject to the further provisions of this Section 10.1. Landlord agrees not to unreasonably withhold its consent to any request by Tenant for Landlord's consent to an assignment of this Lease or a sublease of the Leased Premises.

      (a) If Tenant proposes to assign the Lease or enter into any sublease of the Leased Premises, Tenant shall deliver written notice thereof to Landlord at least thirty (30) days prior to the effective date of the proposed assignment or the commencement date of the term of the proposed sublease, together with (i) a copy of the proposed assignment or sublease agreement and (ii) sufficient information to permit Landlord to determine the financial responsibility and character of the proposed subtenant or assignee, its operations and the acceptability thereof. Such delivery and conformity shall obligate Landlord to review and evaluate the same, but shall not per se entitle Tenant to Landlord's approval of the proposed assignment or sublease.

      (b) Any proposed assignment shall be expressly subject to the terms, conditions and covenants of this Lease. Any proposed assignment shall contain a written assumption by assignee of all Tenant's obligations under this Lease. Any proposed sublease shall (i) provide that the sublessee shall procure and maintain a policy of insurance as required of Tenant under Section 5.0 hereof,
(ii) contain a provision for the benefit of Landlord, substantially in the form set forth in Section 5.4 hereof (i.e., waiver of subrogation provisions), (iii) provide for a copy to Landlord of notice of default by either party thereto and
(iv) otherwise be in form reasonably acceptable to Landlord.

      (c) No assignment or sublease permitted under this Section 10.1 shall be valid unless (i) within ten (10) days of the execution of such sublease or assignment, Tenant delivers to Landlord executed copies of the assignment or sublease (in form and substance satisfactory for recording) and all documents or agreements executed in connection therewith and (ii) the assignment or sublease and all other such documents are materially in conformity with the economic and other terms of the proposed documents and agreements previously delivered to Landlord in connection with Tenant's request for Landlord's consent to the assignment or sublease.

      (d) Provided that Tenant complies with all of the requirements of this
Section 10.1, Landlord's consent to any assignment or subletting shall not unreasonably be withheld; in making its determination as to whether to consent to any proposed assignment or sublease, Landlord may consider, among other things, the credit-worthiness and business reputation of the proposed assignee or subtenant, the intended manner of use of the Leased Premises by the proposed assignee or subtenant and any risks to the Real Estate or conflicts with other uses or potential uses of the Real Estate posed by such use, the estimated vehicular traffic on or about the Leased Premises and to the Real Estate which would be generated by the proposed assignee or subtenant or by its manner of use of the Leased Premises and/or any other factors which Landlord may reasonably deem relevant. Without limiting Landlord's grounds for withholding such consent, Landlord may withhold such consent if (i) the proposed assignee or subtenant is a person or entity with whom Landlord is then or has been recently negotiating to lease space in the Building or (ii) the proposed assignee or subtenant's operations at the Leased Premises would violate any provision of this Lease. In the event that Landlord shall unreasonably withhold its consent to an assignment or subletting, Tenant's remedy shall be limited to injunctive relief or declaratory judgment and in no event shall Landlord be liable for damages resulting therefrom. There shall not be more than one (1) subtenant of the Leased Premises. No consent by Landlord to any assignment or subletting or to any sub-subletting shall be deemed to be a consent to any further assignment or subletting or to any further sub-subletting. Receipt by Landlord of rental due hereunder from any party other than Tenant shall not be deemed to be a consent to any such assignment or subletting or relieve Tenant from its obligation to pay rental or other charges for the full term of this Lease.

      (e) In the event that Tenant proposes to assign the Lease or to enter into a sublease of all or substantially all of the Leased Premises, Landlord shall have the right, in lieu of consenting thereto, to terminate this Lease, effective as of the effective date of the proposed assignment or the commencement date of the proposed sublease, as the case may be. Landlord may exercise said right by giving Tenant written notice thereof within five (5) days after receipt by Landlord of Tenant's notice, given in compliance with Section 10.1(a) hereof, of the proposed assignment or sublease. In the event that Landlord exercises such right, Tenant shall surrender the Leased Premises on the effective date of the termination and this Lease shall thereupon terminate. Landlord may, in the event of such termination, enter into a lease with any proposed assignee or subtenant for the Leased Premises.

      (f) No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured. No permitted assignment or subletting shall relieve Tenant from Tenant's obligations and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

      (g) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with any assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal fees and disbursements costs incurred in connection with the granting of any requested consent; which costs shall not exceed one thousand and 00/100 dollars ($1,000.00) in any one instance).

      10.2 Merger or Consolidation. Notwithstanding anything to the contrary set forth herein, Tenant may, without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of the Tenant, to a corporation acquiring substantially all of the assets of Tenant or to any corporation which controls, is controlled by or under common control with Tenant, provided, in any such case: (a) the total assets and net worth of such assignee after such consolidation or merger shall be equal to or greater than that of Tenant immediately prior to such consolidation or merger; (b) Tenant is not at such time in default hereunder; (c) such successor shall execute an instrument in writing fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver an executed copy of the same to Landlord prior to the effective date of such assignment, (d) Tenant delivers an executed copy of the assignment in form and substance satisfactory for recording within ten (10) business days after the execution and delivery thereof and (e) the assignee continues to perform operations at the Leased Premises similar to chose conducted by Tenant prior to the assignment.

      10.3 Voting Control of Tenant. The term "assignment" as used in this
Article 10 should be construed to include (i) if Tenant is corporation, a transfer (by one or more transfers) of stock which results in a change of control of Tenant (other than in a public offering) and (ii) if Tenant is a partnership or joint venture, a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such partnership or joint venture which results in a change of control of such partnership or joint venture. For purposes of this Section 10.2, the term "control" shall mean, in the case of a corporation, ownership, directly or indirectly, of at least fifty (50%) percent of all the voting stock, and in case of a joint venture or partnership or similar entity, ownership, directly or indirectly, of at least fifty (50%) percent of all the interests therein.

      10.4 Other Transfer of Lease. Tenant shall not allow or permit any transfer of this Lease or any interest hereunder by operation of law, and shall not convey, mortgage, pledge, hypothecate or encumber this Lease or any interest herein. Any assignment, subletting, amendment of a sublease, conveyance, transfer, mortgage, pledge, hypothecation or encumbrance made in violation of the provisions of this Article shall be null and void.

                           XI. LIENS AND ENCUMBRANCES

      11.0 Encumbering Title. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Leased Premises or the Real Estate, nor shall the interest or estate of Landlord in the Leased Premises or the Real Estate be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Leased Premises or the Real Estate arising from any act or omission of Tenant shall accrue only against the Leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Leased Premises and the Real Estate.

      11.1 Liens and Right to Contest. Tenant shall not permit the Leased Premises or the Real Estate or any part thereof to become subject to any mechanic's, laborer's or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with Alterations or any other work performed or claimed to have been performed on any part of the Real Estate by, or at the direction or sufferance of Tenant. If any such lien or claim for lien is filed, Tenant shall immediately either have such lien or claim for lien released of record or shall deliver to Landlord a bond, in form, content, amount and issued by surety or other assurances reasonably satisfactory to Landlord, against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant shall fail to have any such lien or claim for lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such a lien, may pay or discharge the same and, within ten (10) days of Landlord's written request therefore. Tenant shall reimburse Landlord for its actual costs and expenses in respect thereof including but not limited to Landlord's attorneys' fees and expenses.

                                 XII. UTILITIES

      12.0 Utilities. For the purposes of this Lease, the term "Utilities" shall mean any and all electricity, telephone, gas (other than gas to the Building's central boilers), water, sanitary and storm sewer services, and other public and private utility services furnished to the Real Estate.

      (a) Landlord may, at Landlord's election, but without any obligation to do so, make arrangements with any utility company or companies supplying Utilities to the Leased Premises, to bill Tenant directly for its use of the Utility provided by such utility company or companies, and Tenant agrees to pay each bill promptly in accordance with its terms. If Tenant is not billed directly, Landlord shall forward to Tenant each bill with respect to the Leased Premises and Tenant shall pay it promptly in accordance with its terms.

      (b) If Tenant is not separately metered and billed with respect to one or more Utilities, Landlord may, at Landlord's election, but without any obligation to do so, separately submeter the Utilities furnished to the Leased Premises. In such an event, Landlord shall render bills to Tenant to reflect the actual use of such Utilities by Tenant as shown by such submetering.

      (c) If any Utilities shall be neither directly metered nor separately submetered, then (i) with respect to those Utilities which, in Landlord's reasonable judgment, are used proportionately by Tenant and any other occupants of the Real Estate, Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Pro Rata Share of the total amount paid by Landlord for usage of such Utilities with respect to the Real Estate, and (ii) with respect to those Utilities which in Landlord's reasonable judgment are not used proportionately by Tenant and the other occupants of the Real Estate, subject to any limitations set forth in Section 3.1 hereof, Landlord shall allocate the cost of such Utilities among Tenant and the other occupants of the Real Estate on an equitable basis based on Landlord's reasonable estimate of each occupant's usage thereof, and Tenant shall pay to Landlord, as Additional Rent, the portion of the cost of such Utilities so allocated to Tenant. Any amounts payable by Tenant pursuant to (i) or (ii) above or otherwise in this Section 12.0 shall be payable together with the monthly payment of Base Rent in such amounts as Landlord shall from time to time advise Tenant based on the cost of Utilities theretofore billed to Landlord.

      (d) Landlord shall from time-to-time give Tenant written notice (an "Allocation Notice") setting forth the proportionate use of any Utilities allocated by Landlord to Tenant pursuant to Section 12.0(c) above, Tenant may, within fifteen (15) business days after receipt from Landlord of an Allocation Notice, give Landlord a written dispute notice stating that Tenant disputes Landlord's allocation and setting forth the allocation which Tenant believes to be correct; provided however that Tenant's failure to timely give such a notice shall be deemed agreement with the allocation set forth in Landlord's Allocation Notice. If Tenant timely gives Landlord such a dispute notice and if the parties shall be unable to resolve such dispute within fifteen (15) days after receipt by Landlord of Tenant's notice, Landlord shall retain a third party consultant to make a survey of the use in the Real Estate of any disputed Utilities to determine the average monthly consumption thereof by Tenant. The cost of each such survey shall be borne equally by Landlord and Tenant unless the consultant determines that the allocation as determined by one of the parties is in substance fair or correct, in which case the other shall pay the entire cost of such survey. The findings of the consultant shall be conclusive and binding upon the parties until such time as Landlord gives Tenant a new Allocation Notice in accordance with this Section 12.0(d). Any change in allocation resulting from a survey shall be effective as of the date of receipt by Tenant of the Allocation Notice in dispute. If the determination of the consultant shall result in a deficiency, Tenant shall pay the amount thereof within ten (10) days after demand therefor, and if the determination shall result in an overpayment, Landlord shall, provided no Event of Default exists hereunder, permit Tenant to credit the amount thereof against future payments for Utilities.

      (e) The costs and expenses incurred by Landlord in providing any additional special services used by Tenant not separately metered or billed to Tenant hereunder, including but not limited to, the provision of heat from the Building's central boilers after the usual times that heat is provided, shall be billed by Landlord to Tenant and Tenant shall reimburse Landlord for such cost and expense within ten (10) days of written demand therefor by Landlord.

      (f) Subject to the other provisions of this Section 12.0, Tenant shall pay to Landlord, as additional rent for the Leased Premises, Tenant's Pro Rata Share of the charges, it any, for Utilities used for areas of common use by or for the tenants on the Real Estate. Such charges shall be paid by Tenant to Landlord in accordance with the provisions of Section 3.1 hereof.

      (g) In the event that Landlord elects to cause the gas and/or electric services to be segregated or subdivided by Tenant, Landlord shall be responsible, at its sole cost and expense, for the costs associated therewith.

                           XIII. INDEMNITY AND WAIVER

      13.0 Indemnity.

      (a) Tenant shall indemnify and save Landlord harmless from and against, and shall reimburse Landlord for, all liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses including, but not limited to, reasonable architects' and attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Landlord or Landlord's fee or reversionary or other interest in the Real Estate by reason of or in connection with any of the following:

      (i) Any Alterations made by or on behalf of Tenant and anything done by or on behalf of Tenant in, on or about the Leased Premises or any part thereof, including but not limited to the use, non-use, possession, occupation, condition, operation, maintenance or management of the Leased Premises or any part thereof, or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

      (ii) Any negligent or tortious act or omission on the part of Tenant;

      (iii) Any accident, injury, death or damage to any person or property occurring in, on or about the Leased Premises or any part thereof or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto that is caused by Tenant; and

      (iv) Any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

As used in clauses (i) through (iv) of Section 13.0(a), the term "Tenant" shall include Tenant and any of its agents, contractors, servants, employees, subtenants, licensees or invitees. As used in this Article XIII, the term "Landlord" shall include (w) Landlord, (x) any managing agent for the Leased Premises hired by Landlord, (y) if Landlord is an Illinois land trust, the trustee, its beneficiary or beneficiaries, and (z) each of their respective agents, directors, officers and employees.

      (b) In case any action or proceeding is brought against Landlord by reason of any claim set forth in this Section 13.0, Tenant, upon notice from Landlord, shall, at Tenant's expense, resist or defend such action or proceeding in Landlord's name, if necessary, by counsel for the insurance company, if such claim is covered by insurance or otherwise by counsel approved by Landlord. Landlord agrees to give Tenant prompt notice of any such claim or proceeding.

      (c) The provisions of this Section 13.0 and of Section 13.1 shall not in any way be affected by the absence in any case of any insurance relating to any of the indemnified matters or by the failure or refusal of any insurance company to perform any obligation on its part. The provisions of this Section 13.0 and of Section 13.1 shall survive any expiration or earlier termination of this Lease.

      13.1 Waiver of Certain Claims. All property belonging to Tenant or any occupant of the Leased Premises that is in or on any part of the Real Estate shall be there at the risk of Tenant or of such other person only. Therefore, Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof. Tenant waives all claims it may have against Landlord for damage or injury to Tenant or to its property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Leased Premises or by any other person resulting from any cause whatsoever, including but not limited to any damage or injury caused by any part of the Real Estate or any of its improvements, equipment or appurtenances that shall be out of repair (or falls into disrepair), caused by any accident on or about the Real Estate or caused directly or indirectly by any act or neglect of any tenant or occupant of any part of the Real Estate or of any other person, including Landlord. This waiver shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking of pipes or plumbing fixtures (including, but not limited to sprinkler pipes, lines, heads and any part of such system, roof leaks, leaks from drains and the like), and shall apply without regard to whether or not such damage results from the act or neglect of Tenant or any other person, including Landlord. Additionally, in no event shall Landlord be liable to Tenant for any disrepair or damage to the Leased premises or the Real Estate, and, except as may be specifically provided in this Lease, Landlord shall have no obligation to repair the same.

                        XIV. RIGHTS RESERVED TO LANDLORD

      14.0 Rights Reserved to Landlord. Without limiting any other rights reserved or available to Landlord under this Lease, at law or in equity, Landlord reserves the following rights to be exercised at Landlord's election:

      (a) To change the street address of the Leased Premises on ninety (90) days prior written notice to Tenant;

      (b) To have access to Leased Premises or the Building, specifically including, but without limiting the generality of the foregoing, to make repairs, additions or alterations within and clean and maintain the Leased Premises and any portions thereof serving other premises in the Building or other parts of the Real Estate;

      (c) On twenty-four hours written or telephonic notice to Tenant or without such notice if Tenant has a management level employee available to accompany the visitor(s), to show the Leased Premises to prospective purchasers, mortgagees, or other persons having a legitimate interest in viewing the same, and, at any time (in the event that Tenant vacates or abandons the Leased Premises) or within one (1) year prior to either the expiration of the Lease term or date on which any party hereto has an option to terminate the Lease, to persons wishing to rent the Leased Premises;

      (d) To place and maintain "For Rent" and/or "For Sale" signs on the Leased Premises or the Real Estate, but, except during the twelve (12) months prior to the expiration of the Lease, in no event on the outer walls of the Leased Premises facing Maple Street or Birchwood Avenue;

      (e) If Tenant shall theretofore have vacated the Leased Premises or during the six (6) months prior to the expiration of the term of the Lease, to decorate, remodel, repair, alter, patch, paint or make any repairs and the like in or to the Leased Premises that may be necessary or convenient or otherwise prepare the Leased Premises for new occupancy;

      (f) To enter the Leased Premises at any reasonable time upon prior notice to Tenant to inspect the Leased Premises; and

      (g) To erect, use and maintain pipes, ducts and wiring and conduits and appurtenances thereto, in and through the Leased Premises at reasonable locations.

Provided that Landlord uses reasonable efforts to minimize interference with or disruption of Tenant's business, Landlord may enter upon the Leased Premises for any and all of said purposes and may exercise any and all of the foregoing rights hereby reserved, during normal business hours (unless an emergency exists, in which case Landlord may enter upon the Leased Premises when it deems necessary) without being deemed guilty of any eviction, trespass or disturbance of Tenant's use or possession of the Leased Premises, and without being liable in any manner to Tenant. Landlord may, during the progress of any work performed by it in accordance with this Section 14.0, keep and store in the Leased Premises all necessary materials, tools, supplies and equipment. Provided that Landlord uses reasonable efforts to avoid interfering with Tenant's business or disrupting the same, Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business of, or other damage to Tenant or any occupant of the Leased Premises by reason of the making of such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Leased Premises during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby.

                              XV. QUIET ENJOYMENT

      15.0 Quiet Enjoyment. So long as Tenant shall observe and perform all of the covenants and agreements of this Lease binding on it hereunder, Tenant's quiet and peaceable enjoyment of the Leased Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord, subject, nevertheless, to the provisions of this Lease.

                       XVI. SUBORDINATION OR SUPERIORITY

      16.0 Subordination or Superiority. This Lease is and shall be subject and subordinate to the lien of any mortgage or mortgages on or affecting the Real Estate or any part thereof at the date hereof, and to any mortgage or mortgages hereafter made affecting the Real Estate or any part thereof, and to all renewals, modifications, consolidations, replacements, or extensions thereof, irrespective of the time of recording such mortgage. The provisions of this subordination shall be automatic and no further instrument of subordination shall be necessary, but in confirmation of this subordination Tenant shall, at Landlord's request, execute and deliver such further instruments as may be reasonably desired by the holders of said mortgages. Such subordination made to any mortgage or mortgages is expressly conditioned upon any such mortgagee executing and delivering to Tenant an agreement, in form for recording, pursuant to which such mortgagee shall agree that the leasehold estate granted to Tenant hereunder and the rights of Tenant pursuant to this Lease to quiet and peaceful possession under this Lease will not be terminated, modified, affected or disturbed by any action which such mortgagee may take to foreclose its mortgage or to enforce its rights or remedies, nor shall Tenant be named a defendant in any foreclosure action, provided that (x) no default shall have occurred under this Lease (other than defaults theretofore cured or in the process of being cured as permitted by the provisions of Article XVIII hereof) and (y) Tenant shall pay the

Base Rent, additional rent, and other charges hereunder within the applicable grace periods without offsets or defenses thereto. If any mortgagee or any other person claiming by or through any mortgagee, or by or through any foreclosure proceeding or sale in lieu of foreclosure, shall succeed to the rights of Landlord under this Lease, Tenant shall, at such successor Landlord's request, attorn to and recognize such successor as the Landlord of Tenant under this Lease, and Tenant shall promptly execute, acknowledge and deliver at any time any instruments requested by such person to evidence such attornment. Upon such attornment, this Lease shall continue as a direct lease from such successor Landlord to Tenant, upon and subject to all of the provisions of this Lease for the remainder of the term of this Lease, except that the successor Landlord shall not:

            (a) be liable for any previous act or omission of Landlord under this Lease,

            (b) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Tenant against Landlord and

            (c) be bound by any previous modification of this Lease after the date of such mortgage, or by any previous prepayment of more than one months' fixed annual net rent, additional rent or other charge unless such modification or prepayment shall have been expressly approved in writing by the holder of such fee mortgage through or by reason of which the successor Landlord shall have succeeded to the rights of Landlord under this Lease.

                                XVII. SURRENDER

      17.0 Surrender. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Tenant's right to possession of the Leased Premises, Tenant will at once surrender and deliver up the Leased Premises, together with all improvements thereon, to Landlord, broom swept, in good condition and repair, reasonable wear and tear and logs by fire or other casualty excepted; it being expressly agreed and understood that conditions existing because of Tenant's failure to perform maintenance, repairs or replacements as required herein shall not be deemed "reasonable wear and tear." Tenant shall deliver to Landlord all keys to all doors therein. As used in this
Section 17.0, the term "improvements" shall include, without limitation, all plumbing, lighting, electrical, heating, cooling, and ventilating fixtures and equipment and all Alterations whether or not such Alterations are consented to by Landlord. All Alterations, temporary or permanent, made in or upon the Leased Premises by Tenant (exclusive of Tenant's Trade Fixtures) (as hereinafter defined) shall become Landlord's property and shall remain upon the Leased Premises on any such termination without compensation, allowance or credit to Tenant, provided, however, that Landlord shall have the right to require Tenant to remove any Alterations and to restore the damage occasioned by such removal and restoration. Said right shall be exercised by Landlord's giving written notice thereof to Tenant on or before thirty (30) days after any such termination. If Landlord requires removal of any Alterations and Tenant does not make such removal either in accordance with this Section on or before the date of such termination or within thirty (30) days after such request, whichever is later, Landlord may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or, at its election, either deliver the same to any other place of business of Tenant or warehouse the same. Tenant shall pay the costs of such removal, repair, delivery and warehousing to Landlord on demand.

      17.1 Removal of Tenant's Property. Upon any such termination of this Lease by lapse of time or otherwise, Tenant shall remove Tenant's articles of personal property incident or otherwise related to Tenant's business ("Trade Fixtures"); provided, however, that Tenant shall repair any injury or damage to the Leased Premises which may result from such removal and shall restore the Leased Premises to the same condition as prior to the installation thereof. If Tenant does not remove Tenant's Trade Fixtures from the Leased Premises prior to the expiration or any such termination, Landlord, may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or, at its election, either deliver the same to any other place of business of Tenant or warehouse the same, in which case Tenant shall pay the cost of such removal, repair, delivery and/or warehousing to Landlord on demand, or Landlord may treat such Trade Fixtures as having been conveyed to Landlord with this Lease being deemed a Bill of Sale, without further payment or credit by Landlord to Tenant.

      17.2 Holding Over. Tenant shall have no right to occupy the Leased Premises or any portion thereof after the expiration of the Lease or after any earlier termination of the Lease or of Tenant's right to possession. In the event that Tenant or any party claiming by, through or under Tenant holds over, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Leased Premises, and for all damages sustained by Landlord, whether direct or indirect, on account thereof. In connection with any holding over by Tenant, Tenant acknowledges that Landlord expressly bargained for both the right to timely surrender by Tenant of the Leased Premises and the rights provided in this Section 17.2 and would not have executed this Lease without either or any of them. Additionally, the parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Leased Premises will be substantial in that Landlord's marketing efforts will be hindered and/or a prospective lease or sale may be lost and that such damages, will, for the reasons outlined above, exceed the amount of the monthly installments of Base Rent payable hereunder, and will be impossible to measure accurately. Therefore, Tenant agrees that, if possession of the Leased Premises is not surrendered to Landlord upon the expiration date or earlier termination of the Lease or of Tenant's right to possession, then, in addition to any other rights or remedies that Landlord may have hereunder or at law, Tenant shall pay to Landlord, as minimum damages and not as a penalty or limitation on damages, for each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Leased

Premises after the expiration of the Lease or after any early termination of the Lease or of Tenant's right to possession, a sum equal to the higher of (a) double the rate of Base Rent and other charges payable by Tenant hereunder immediately prior to the expiration or other termination of the Lease or of Tenant's right to possession or (b) double the then current fair market value for the Leased Premises. The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend this Lease that except as otherwise expressly provided. The provisions of this Section shall not constitute waiver or Landlord's right of re-entry or any other right hereunder. The provisions of this Section shall survive the expiration or earlier termination of the Lease or of Tenants right to possession.

                                XVIII. REMEDIES

      18.0 Defaults. Tenant agrees that any one or more of the following events shall be considered an event of default ("Event of Default"):

      (a) Tenant shall default (i) in any payment of Base Rent required to be made under Section 3.0 hereof or (ii) in any other payment required to be made by Tenant hereunder when due as herein provided, including but not limited to payments required to be made under Sections 3.1 and 3.3 hereof (all of which other payments shall be deemed "additional rent" payable hereunder), and any such default under the foregoing clause (i) or (ii) shall continue for five (5) days after notice thereof in writing to Tenant; or

      (b) An involuntary case in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have dismissed within forty-five (45) days from the filing thereof; or

      (c) Tenant shall (i) file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy or any petition pursuant to or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended or (ii) institute any proceeding, or shall give its consent to the institution of any proceedings for any relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

      (d) Tenant shall (i) make any assignment for the benefit of creditors,
(ii) apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant or (iii) admit in writing Tenant's inability to meet Tenant's debts as they mature; or

      (e) Tenant's interest in the Leased Premises an levied on under execution or other legal process; or

      (f) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated or set aside within thirty (30) days from the date of entry or granting thereof; or

      (g) Tenant shall abandon the Leased Premises or vacate the same during the term hereof; or

      (h) Tenant (i) shall fail to contest the validity of any lien or claimed lien and give security to Landlord to assure payment thereof or (ii) having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence or shall fail to have the same released and satisfy any judgment rendered thereon, and such default shall continue for ten (10) days after notice thereof in writing to Tenant; or

      (i) Tenant shall fail to remedy any other default in the prompt and full performance of any other provision of this Lease within fifteen (15) days after written demand is made by Landlord (or, in the case of an emergency, Tenant does not immediately commence to rectify such default after notice from Landlord) and any such default is not remedied or prompt and full performance is not accomplished by Tenant or Tenant has not promptly instituted and is not vigorously pursuing such remedies as are necessary to rectify such default within fifteen (15) days after written demand is made by Landlord (or, in the case of an emergency, Tenant does not immediately commence to rectify such default, with or without notice from Landlord); or

      (j) Tenant shall repeatedly be late in the payment of Base Rent or other charges required to be paid hereunder or shall repeatedly default in the keeping, observing, or performing of any other covenants or agreements herein contained to be kept, observed or performed by Tenant (provided notice of such payment or other defaults shall have been given to Tenant, but whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given).

      18.1 Remedies.

      (a) Upon the occurrence of any one or more Events of Default, in addition to all other rights and remedies provided at law or in equity or elsewhere herein, Landlord may, at its election with or without notice or demand of any kind to Tenant or to any other person, terminate either (i) this Lease or (ii) Tenant's rights to possession only, without terminating the Lease.

Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance by Landlord of surrender of the Leased Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

      (b) Upon termination of the Lease or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Leased Premises immediately and deliver possession thereof to Landlord. Tenant hereby grants to Landlord the full and free right, without demand or notice of any kind to Tenant (except to the extent expressly provided for herein), to enter into and upon the Leased Premises in such event with process of law and to repossess the Leased Premises and to expel or remove Tenant and any others who may be occupying or within the Leased Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law.

      (c) In the event of termination or repossession of the Leased Premises for an Event of Default, Landlord may, but shall not be obligated to relet all or any part of the Leased Premises for such Base Rent and upon such terms as shall be satisfactory to Landlord (including, but not limited to, the right to relet the Leased Premises for a term greater or lesser than that remaining under the Lease term and the right to change the character or use made of the Leased Premises).

      (d) Upon termination of the Lease, Landlord shall be entitled to recover as damages, all Base Rent and other sums due and payable by Tenant on the date of termination, plus (i) an amount equal to the value of the Base Rent and other sums provided herein to be paid by Tenant (with amounts to be paid in the future discounted at the rate of eight percent (8%) per annum) for the residue of the stated term hereof and (ii) the cost of performing any other covenants to be performed by Tenant.

      (e) If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may, at Landlord's option, enter into the Leased Premises, remove Tenant's signs and other evidences of tenancy and take and hold possession thereof as herein above provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Base Rent and all other charges hereunder for the full term or from any other of its obligations under this Lease. For the purpose of such reletting, Landlord may patch, paint, alter, remodel or make any repairs and the like in or to the Leased Premises that may be necessary or convenient. If Landlord does not relet the Leased Premises, Tenant shall pay to Landlord on demand damages equal to the amount of the Base Rent, and other sums provided herein to be paid by Tenant for the remainder of the Lease term. If the Leased Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of (i) the expenses of such patching, painting, repairs, alterations, remodeling and the like, (ii) the expenses of such reletting (including but not limited to advertising and brokerage expenses),
(iii) other reasonable expenses incurred to secure a new tenant for the Leased Premises and the collection of the Base Rent accruing therefrom (including, but not be limited to, attorneys' fees and disbursements and brokers' commissions) and (iv) other reasonably necessary expenses to satisfy the Base Rent and other charges herein provided to be paid for the remainder of the Lease term, Tenant shall pay to Landlord on demand any deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time. Landlord shall not be liable in any way for its failure or refusal to relet the Leased Premises or any part thereof, or, if the Leased Premises or any part thereof are relet, for its failure to collect the Base Rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this Lease.

      (f) In the event that Landlord may elect to regain possession of the Leased Premises in a forcible detainer proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to any such proceeding and agrees that Landlord's execution of this Lease is, in part, consideration for this waiver. If Landlord commences any proceeding for nonpayment of rent or any other sums required to be paid by Tenant under this Lease (whether or not such action seeks recovery of the Leased Premises), Tenant agrees that it shall not interpose any defense, set-off, counterclaim or cross-complaint of any nature whatsoever in any such proceeding; provided, however, that the foregoing shall not be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant.

      (g) In the event of any default by Landlord under this Lease, Tenant's exclusive remedy shall be as further provided below (Tenant hereby waiving the benefit of any laws granting it a lien upon Base Rent or other sums due Landlord), but, prior to instituting any legal action, Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have a reasonable period of time in which to cure any such default (which period of time shall not, in any case, be less than thirty (30) days from the date that Landlord receives notice from Tenant in respect of the same). Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Leased Premises; Tenant therefor also affirming that, in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against Landlord.

      18.2 Remedies Cumulative. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter exist at law or in equity or by statute and every power and remedy given by


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

this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as Landlord may deem expedient.

      18.3 Waiver of Certain Rights. Tenant, for and on behalf of itself and all persons claiming through or under Tenant (hereinafter "Persons") (including, without limitation, any of Tenant's creditors), hereby expressly waives, so far as permitted by law, any and all rights which Tenant and all Persons claiming through or under Tenant have to (a) the service of any notice of intention to re-enter or notice to quit provided for in any law, or of the institution of legal proceedings to that end, (b) redeem the Leased Premises or any portion thereof or interest therein, (c) re-enter or repossess the Leased Premises or any portion thereof or (d) restore the operation of this Lease, after either (i) Tenant shall have been dispossessed by a judgment or by a warrant of any court or judge, (ii) any re-entry or repossession by Landlord or (iii) any expiration of this Lease, whether such dispossession, re-entry by Landlord or expiration shall be by operation of law or pursuant to the provisions of this Lease or otherwise. The terms "enter", "re-enter", "entry" or "re-entry", as used in this Lease, are not and shall not be deemed to be restricted to their technical legal meanings.

      18.4 Bankruptcy Assumption of Lease. (a) In the event that a petition is filed by or against Tenant seeking either a plan or reorganization or arrangement under Chapter 9, 11 or 13 of the Bankruptcy Code or any substitute or successor bankruptcy code or law (the "Bankruptcy Code") or liquidation under Chapter 7 of the Bankruptcy Code or (b) if any receiver or conservator is appointed to manage, preserve, operate or dispose of Tenant's business or its assets, Landlord and Tenant agree, to the extent permitted by law, that any such trustee, receiver or conservator shall determine within sixty (60) days after commencement of the case or appointment of the receiver or conservator whether to assume or reject this Lease and, in the event said trustee, receiver or conservator elects to assume this Lease, (i) all due and unpaid Base Rent and other charges hereunder shall be immediately due and payable by such trustee, receiver or conservator to Landlord and (ii) said trustee shall provide Landlord with adequate assurance of the future performance of all of the terms, covenants and conditions of this Lease including but not limited to an assumption of the terms, covenant and conditions thereof.

      18.5 No Waiver. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or be construed to be either a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed as or taken or held to be either a waiver of such a breach or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Base Rent or other charges hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord.

                              XIX. SECURITY DEPOSIT

      19.0 Security Deposit. Tenant has deposited with Landlord a security deposit in the amount of four (4) months' Base Rent (the "Security Deposit") for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease and, as additional security for the performance of its obligations thereunder; except that the Security Deposit shall be reduced to two
(2) months' rent and Landlord shall promptly refund any excess to Tenant upon Tenant's delivery to Landlord of a written notice stating that either (x) Tenant has had an offering of equity stock that is listed on a major national exchange and that the market capitalization for the Company is $15.0 million or more on a date on or after the thirtieth (30th) day following such offering or (y) Tenant has obtained fresh equity in amounts equal to or greater than $7.0 million on or after the date hereof; which notice shall be accompanied by back-up reasonably sufficient to allow Landlord to verify the occurrence of such a market cap or financing. Tenant shall, within ten (10) days of any written request therefor by Landlord, deposit with Landlord such additional amounts as are necessary to raise the total Security Deposit held by Landlord to an amount equal to the required number of months of Base Rent set forth above. The parties agree that the Security Deposit is not an advance rental deposit or a measure of Tenant's damages in the event of Tenant's default and that, upon the occurrence of an Event of Default in respect of any of the terms, provisions and conditions of the Lease, including but not limited to, the payment of Base Rent and other amounts payable under the Lease, Landlord may, in addition to all other remedies herein reserved to Landlord, use, apply or retain the whole or any part of the Security Deposit together with any interest or earnings thereon, to the extent required for the payment of any Base Rent or other payments or any other sum as to which Tenant is or thereafter may be in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, conditions, and provisions of the Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Landlord shall not be obligated to hold the Security Deposit as a separate fund, but, on the contrary, may commingle the same with its other funds. In the event that Tenant shall fully and faithfully perform all of the terms, provisions, covenants and conditions of the Lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the later to occur of (i) the expiration of the term of the Lease and
(ii) the satisfaction by Tenant of its obligations under the Lease. Tenant shall have no right to apply the Security Deposit against the last month's Base Rent or any other payment due hereunder. In the event of an assignment by Landlord of all its rights under the Lease, Landlord shall transfer the Security Deposit to the assignee and, provided that the assignee signs a written statement acknowledging such assignment and delivers a copy thereof to Tenant, Landlord shall thereupon be released by Tenant from all liability or the return of the Security Deposit and Tenant agrees to look to such assignee solely for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new assignee of Landlord's


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

interest in the Lease. Tenant further covenants that it will not assign, encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event any bankruptcy, insolvency, reorganization or other creditor or debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any Base Rent and/or other charges due Landlord for all periods prior to the institution of such proceedings and any balance, if any of the Security Deposit may be retained or paid to Landlord in partial liquidation of Landlord's damages.

                                XX. ENVIRONMENTAL

      20.1 Definitions. In addition to those words and terms defined elsewhere herein or in the Lease, the following words and terms shall have the meanings set forth herein:

      (a) Environmental Laws: "Environmental Laws" shall mean and refer to all federal, state, State of Illinois and local laws, rules and regulations relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or chemical, industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, groundwater or soil) or otherwise now or hereafter relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemical, industrial, toxic or hazardous substances or wastes. Without limiting the generality of the foregoing, "Environmental Laws" shall include the Comprehensive Environmental Response, Cleanup and Liability Act ("CERCLA"), the Superfund Amendments and Reauthorization Act ("SARA"), the Resource Conservation and Recovery Act ("RCRA") and the Toxic Substance Control Act.

      (b) Permits. "Permits" shall mean and refer to all permits, licenses, certificates, registrations and authorizations which are required to be obtained by Tenant under all applicable Environmental Laws.

      (c) Environmental Condition. "Environmental Condition" shall mean: (i) any adverse condition relating to surface water, ground water, drinking water supply, land, surface or subsurface strata or the ambient air, including, without limitation, air, land and water pollutants, noise, vibration, light and odors and (ii) any condition which may result in a claim of liability under an Environmental Law.

      20.2 Tenant's Covenants. Except for the use and storage in nominal quantities and in compliance with Environmental Laws of standard lubricants and cleaning agents having an ancillary use in Tenant's business, Tenant shall not use, handle, process, store, treat, discharge or dispose of any "hazardous waste" or "hazardous substance" (as defined by any Environmental Law) at the Leased Premises, nor permit any of Tenant's agents, servants, employees, licensees, invitees, contractors and permitted assignees or permitted subtenants to do so. At no expense to Landlord, Tenant shall supply all information required by any governmental authority or reasonably requested by any prospective Mortgagee or purchaser of the Property with respect to Tenant's compliance with Environmental Laws, Tenant's operations at the Leased Premises, Tenant's use, storage or discharge of hazardous substances or hazardous wastes at or about the Leased Premises, if any, Tenant's compliance with its environmental obligations under this Lease and any related matters. If Tenant becomes aware or receives notice of any condition or event involving the use, spill, leakage, discharge or cleanup of any hazardous substance or hazardous waste on or about the Property, or of any complaint, order, citation or notice charging the violation of any Environmental Law, then Tenant shall give immediate written notice of the event, condition or complaint to Landlord, detailing all relevant facts and circumstances. Tenant agrees that Landlord and any Mortgagee may enter the Leased Premises at such time or times as they deem appropriate in order to conduct a visual inspection in order to determine compliance with Environmental Laws; provided, however, that, unless an emergency exists, such access shall be during normal business hours on reasonable notice to Tenant, and shall not unduly interfere with Tenant's permitted use of the Leased Premises. If this inspection or other information discloses reasonable cause to suspect that a violation of any Environmental Laws may be occurring or may have occurred for which Tenant is responsible under this Lease, Landlord or the Mortgagee may cause an appropriate environmental engineering inspection to be made at Tenant's reasonable cost and expense, and Tenant shall cooperate with the inspection by making the Leased Premises available for that purpose. If the inspection discloses that no such violation exists, then Landlord shall pay for the inspection or, if Tenant has already paid, shall reimburse Tenant for the cost.

      20.3 Cooperation. On written request from the other, each of the parties agrees to reasonably cooperate with the other in connection with any governmental filings, hearings, proceedings or similar actions or matters relating to the use, treatment, generation, storage or disposal of hazardous substances or hazardous wastes on the Leased Premises. Except as for any costs indemnified by such party under Section 20.5 or 20.6 hereof, the party requesting such cooperation shall pay the other's reasonable out-of-pocket costs in connection therewith.

      20.4 Tenant's Indemnity. Tenant agrees to indemnify, defend (with counsel reasonably satisfactory to Landlord) and hold Landlord harmless in full against all claims, losses, liabilities, damages, costs and expenses (including but not limited to cleanup costs, environmental consultants' fees and reasonable attorneys' fees, including fees to enforce Tenant's indemnification obligation under this Section 20.4), whether foreseen or unforeseen, arising out of any failure by Tenant to comply in any respect with its obligations under this Article 20. The foregoing indemnity to be in addition to any other indemnities set forth in the Lease and to any other legal rights or remedies of the parties.

      20.5 Landlord's Indemnity. Landlord agrees to indemnify, defend and hold Tenant harmless in full against all claims, losses, liabilities, damages, costs and expenses (including but not limited to cleanup costs, environmental consultants' fees and reasonable attorneys' fees, including fees to enforce Landlord's indemnification obligation under this Section 20.5), whether foreseen or unforeseen to the extent the same are not the subject of Tenant's indemnity under the foregoing Section 20.4.

      20.6 Survival. Except as expressly provided, the provisions of this
Article 20 shall survive any expiration or earlier termination of this Lease.

                               XXI. MISCELLANEOUS

      21.0 Payments to Landlord. Rent and all payments due hereunder to Landlord shall be paid to or upon the order of Landlord at Landlord's Address as set forth in Section 1.2 hereof, as the same may be amended by Landlord.

      21.1 Estoppel Certificate. Tenant shall, at any time and from time to time upon not less than ten (10) days' prior written request from Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee, a written statement, duly acknowledged, certifying (if true) to the following:

     (i) that Tenant has accepted the Leased Premises and the Lease has commenced;

     (ii) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified and identifying the modifications);

     (iii) that Landlord is not in default hereunder (or, if Landlord is in default hereunder, stating such defaults in reasonably satisfactory detail);

     (iv) the amount of the Base Rent and the date to which the Base Rent and other charges have been paid;

     (v)    the Commencement Date and the expiration date of the Lease;

     (vi) whether any and all work to be performed by Landlord hereunder has been completed;

     (vii)  whether any renewal term options hereunder have been exercised;

     (viii) whether there exist any claims or deductions from, or defenses to, the payment of Base Rent; and

     (ix) such other accurate certifications as may reasonably be required by Landlord or Landlord's mortgagee.

It is intended that any such statement delivered pursuant to this Section 21.1 may be relied upon by any prospective purchaser or tenant of the Leased Premises or the Real Estate, any mortgagee or prospective mortgagee thereof, any prospective assignee of any mortgage thereof and/or their respective successors and assigns.

      21.2 Landlord's Right to Cure. In addition to, and not in lieu of, any of Landlord's rights on remedies under this Lease, on ten (10) days' prior written notice to Tenant (except in cases of emergency in which event Landlord shall give prompt telephonic or written notice to Tenant), Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs and replacements, or satisfy lien claims); and, whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees and expenses, shall be so much additional rent due within ten (10) days following Landlord's written request therefor, together with interest at the Default Rate (as defined in Section 3.2) from the date of the advance to the date of repayment by Tenant to Landlord.

      21.3 Amendments Must Be In Writing. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by written instrument duly signed and delivered by the other party.

      21.4 Notices. All notices, requests, demands, consents, approvals and other communications which may be or are required to be served hereunder (collectively, "Notices") shall be in writing and shall be sent by (a) registered or certified mail, return receipt requested addressed to the party to receive such Notice at the party's address set forth in Section 1.2 above, (b) reputable delivery service, postage or freight paid, addressed to the party to receive such Notice at the party's address set forth in Section 1.2 above or (c) telecopier facsimile to the party to receive such notice to the party's telecopier number first set forth in Section 1.2 above (with an executed original thereof mailed on the date of the telecopier transmission as provided in clause (a) of this Section 21.4). Either party may, by Notice given as aforesaid, change his address and/or telecopier number for all subsequent Notices and/or add up to two (2) additional parties who are to receive all subsequent Notices (Landlord may also change its address for receipt of payments). Except where otherwise expressly provided to the contrary herein, Notices shall be deemed given two business days after the mailing thereof (in the case of Notices mailed by Registered or Certified Mail), upon confirmation of transmission (in the case of transmitted by telecopier facsimile) or upon delivery thereof (in all other cases), with failure to accept delivery constituting delivery for this purpose.

      21.5 Survival. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to impositions, insurance and other matters and all obligations concerning the condition of the Leased Premises.

      21.6 Time of Essence. Time is of the essence of this Lease and all provisions herein relating thereto shall be strictly construed.

      21.7 Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, partnership or joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease or any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

      21.8 Captions. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall be construed as defining or limiting in any way the scope or intent of the provisions hereof.

      21.9 Severability. If any term or provision of this Lease shall to any extent be held illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. Furthermore, in that event, it is the intention of the parties hereto that (in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable), there be added as a part of the Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      21.10 Law Applicable. This Lease shall be construed and enforced in accordance with the laws of the State of Illinois.

      21.11 Covenants Binding on Successors. Except as specifically set forth herein, (a) all of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named and (b) wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Except as specifically set forth herein, nothing herein contained shall be construed to grant or confer upon any person or entity (public or private), other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained. Additionally, it is expressly agreed and acknowledged that nothing in this Section shall permit any assignment by Tenant contrary to the provisions of Article 10 hereof.

      21.12 Brokerage.

      (a) Landlord and Tenant each warrant that they respectively have had no dealings with any broker, sales person, finder or agent in connection with this Lease.

      (b) Landlord agrees to indemnify, defend (with counsel reasonably acceptable to Tenant) and hold Tenant harmless, and Tenant agrees to indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord harmless, against liability, damages, costs and expenses (including reasonable attorneys' fees) from claims for commissions, finder's fees or similar compensation by anyone else alleging involvement with Landlord or with Tenant, respectively, as a broker, finder or other intermediary in connection with this Lease.

      (c) Landlord's and Tenant's obligations under this Section 21.12 shall survive any termination of this Agreement.

      21.13 Landlord Means Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the Landlord or Landlords at the time in question of the fee of the Real Estate.

      21.14 Lender's Requirements. Except for any right of Tenant to terminate this Lease that may be specifically provided for herein or in accordance with applicable law, this Lease may not be canceled, modified or amended so as to reduce the rent, shorten the term, or otherwise adversely affect the rights of the Landlord hereunder, without, in each instance, the prior written consent of all mortgagees of which Tenant has notice. No mortgagee shall be bound by any payment of rent for more than one month in advance. Except as may be specifically provided for herein, in the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or, subject to the limitations set forth herein, make any claim against Landlord for the payment of money, Tenant will not exercise such right until (x) it has given written notice of such act or omission to Landlord and to all mortgagees of which Landlord has previously advised Tenant and (y) a reasonable period of time in which to remedy such act or omission shall have elapsed following the giving of such notices which shall not, in any case, be less than thirty (30) days from the date that the mortgagees receive notice from Tenant in respect of the same), during which period of time Landlord or the mortgagees or any of them, with reasonable diligence following the giving of such notice, has not commenced and continued to remedy such act or omission until completion. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under any applicable provision of law, nor any obligation on the part of the mortgagees to remedy any act or omission of Landlord. If any mortgagee or committed financier of Landlord should require, as a condition precedent to the closing of any loan or the dispersal of any money under any loan, that this Lease be reasonably amended or supplemented in any other manner (other than in the description of the Leased Premises, the term, the purpose or the Base Rent or other charges hereunder or in any other regard as will substantially or materially adversely affect the rights and obligations of Tenant under this Lease), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by an amendment thereto setting forth such amendments and supplements. Tenant shall, within ten (10) days after the effective date of Landlord's notice, either consent to such amendments and supplements (which consent shall not be unreasonably withheld) and execute the tendered amendment thereto or deliver to Landlord a written notice stating in reasonable specificity its reason or reasons for refusing to so consent and execute. Failure of Tenant to respond within said ten (10) day period shall be deemed approval of such amendment. In the event that Tenant timely contests an amendment, if Landlord and Tenant are then unable to agree on provisions relating thereto that are satisfactory to each of them and to the lender within thirty (30) days after delivery of Tenant's written statement, Landlord shall have the right to submit the dispute in respect thereof to binding arbitration, such arbitration to be conducted by a board of three (3) arbitrators under the Rules then obtaining of the American Arbitration Association in the Cook County, Illinois and, following the announcement of the decision thereof, either party shall execute an agreement in conformity with the arbitrators' ruling upon five
(5) days written notice from the other.

      21.15 Signs. Tenant shall install no exterior sign without Landlord's prior written approval of detailed plans and specifications therefor. If Landlord has or develops a standard form of identity sign for tenants on the Real Estate and if Tenant desires to have or to continue to have an identity sign on the exterior of the Leased Premises, Tenant shall advise Landlord of the name it desires to have on its sign and Landlord shall install its standard sign showing such name; in which case, Landlord shall at its sole cost and expense produce and erect said sign.

      21.16 Covenants and Conditions. All of the covenants of Landlord and Tenant hereunder shall be deemed and construed to be "conditions", as well as "covenants" as though the word specifically expressing or importing covenants and conditions were used in each separate instance.

      21.17 Tenant's Statement. Tenant shall furnish to Landlord, within ten
(10) days after written request therefor from Landlord, a copy of Tenant's then most recent certified financial statement, certified by Tenant's chief financial officer, along with a copy of Tenants most recent audited and certified financial statement, if such a statement is available. It is mutually agreed that Landlord may deliver a copy of such statements to any mortgagee or prospective mortgagee of Landlord or any prospective purchaser of the Real Estate, but that, otherwise, Landlord shall treat any non-public statements and information contained therein as confidential.

      21.18 Landlord's Expenses and Tenant's Attorneys' Fees. Tenant agrees to pay on demand Landlord's expenses, including, but not limited to reasonable attorneys' fees, expenses and administrative hearing and court costs incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant as provided in Section 21.2, in connection with appearing, defending or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default of any of its material obligations under this Lease or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord's approval or consent to any action of Tenant which may be desired by Tenant or required of Tenant hereunder (provided, as further specified above, that Landlord shall not be deemed to be so in default unless Tenant gives Landlord a written notice specifying the default and Landlord fails to cure the same, subject to Excusable Delays, within a reasonable period of time which shall not, in any case, be less than thirty (30) days from the date that Landlord receives notice from Tenant in respect of the same).

      21.19 Execution of Lease by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease or a reservation of or option for the Leased Premises. This document shall become effective and binding only upon the execution and delivery hereof by Landlord and by Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein.

      21.20 Tenant's Authorization. If Tenant is a corporation, partnership, association or any other entity, Tenant shall furnish to Landlord, within ten
(10) days after written request therefor from Landlord, certified resolutions of Tenant's directors or other governing person or body authorizing execution and delivery of this Lease and performance by Tenant of its obligations hereunder and evidencing that the person who physically executed the Lease on behalf of Tenant was duly authorized to do so.

      21.21 Jury Trial Waiver. To the fullest extent permitted by law, Landlord and Tenant waive their respective rights to trial by jury in any action or proceeding arising out of or pursuant to this Lease, the breach of any provision hereof or the relationship of landlord and tenant.

      21.22 Sale or Assignment by Landlord. Landlord may sell the Real Estate or assign its interest in this Lease, or any part thereof, in the exercise of its sole discretion. Upon the written request of Landlord, Tenant shall deliver to Landlord written acknowledgment of the same and confirm that it agrees to be fully bound under the Lease to any such buyer or assignee. In the event of any such sale or assignment, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or assignment, including, without limitation, any obligation to return the Security Deposit or to make any accounting therefor, so long as the assignee or purchaser acknowledges its liability therefor in accordance with the terms of this Lease. Additionally, supplementing the provisions of Section 21.1 hereof, within ten (10) days after the written request of Landlord, Tenant shall provide any information or certification of the status of this Lease reasonably requested by Landlord and Tenant shall execute any memoranda, certificate attornment or other document in recordable form or otherwise as required by Landlord or shall undertake any action reasonably requested by Landlord to evidence the existence of this Lease or to effectuate any such sale or assignment.

      21.23 Landlord's Title. Landlord's title and interest in the Real Estate is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber title of Landlord.

      21.24 Building Code and Zoning. Tenant shall immediately, upon receipt thereof, forward to Landlord copies of all notices or summonses of building code or zoning violations. Tenant shall not, without the prior written consent of Landlord, initiate, consent to or acquiesce in any zoning or land use classification amendment or change affecting the Leased Premises or any part thereof or any annexation petition or proceeding affecting the Leased Premises or any part thereof.

      21.25 No Publication of Lease. Tenant shall not publish, advertise, print or otherwise publicize this Lease, any memorandum of this Lease or disseminate to the public, to any tenant of the Real Estate or to any prospective tenant of all or part of the Real Estate any information about or in connection with this Lease.

      21.26 Understandings Re Payments and Receipts. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Base Rent or other charges due shall be deemed to be other than on account of the amount due. No endorsement or statement on any check or any letter accompanying any check or payment of Base Rent or other charges shall be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or of Tenant's right of possession of the Leased Premises shall reinstate, continue or extend the term of this Lease.

      21.27 Parking Areas and Common Areas. It is understood by and between the parties hereto that Tenant shall have a minimum of 80 spaces for car parking available to it. This shall include an exclusive right to park cars in the lot on the east or Maple Street side of the Building, and such additional spaces in amount sufficient to meet the aforesaid 80 minimum, with such additional spaces to be located on the Real Estate or on such parking areas adjacent thereto which Landlord makes available to Tenant. It is also agreed and understood that Tenant and its employees, agents and invitees may not use the other parking areas of the Real Estate and that, in connection with any expiration or other termination of Landlord's sublease of part of the parking lot in front of 1795 Birchwood Avenue, Landlord expressly retains the right to pave over the grass areas in front of the Leased Premises along the corner of Maple Street and Birchwood Avenue to add paved parking areas to serve others. Tenant shall also have the right to a further five (5) spaces on the west side of the Building to service the 1750 Birchwood High Bay Unit, with such additional spaces to be designated from time-to-time by Landlord.

      2l.28 Independence of Covenants. All of Landlord's obligations hereunder are and shall be independent of and separate from Tenant's covenants hereunder, including but not limited to Tenant's obligation to pay Base Rent and other charges, which obligation shall remain in full force and effect notwithstanding any breach by Landlord of its covenants hereunder.

      21.29 Common Areas. Landlord shall operate and maintain the common areas of the Real Estate in a manner deemed by it to be reasonable, appropriate and in the best interests of the Building and the Real Estate, and shall establish from time-to-time such rules and regulations pertaining thereto as it deems appropriate, which rules and regulations shall be binding on Tenant.

      21.30 Management Agent. Landlord shall have the right to employ a management agent for the Real Estate (the "Management Agent"). In the event that Management Agent is appointed, Landlord shall have the right to delegate the exercise of its rights and the performance of its duties and obligations under this Lease to the Management Agent and Tenant agrees to recognize such delegation after notice from Landlord.

      21.31 License to Use Furniture. Landlord hereby agrees to grant Tenant a license to use the so called "former Electro-Com furnishings" located in the 2070 Maple Unit and described more particularly on Schedule __ annexed hereto and made a part hereof. The aforesaid license shall be co-terminous with the term of this Lease as the same may be extended or terminated prior to the scheduled expiration hereof. Tenant acknowledges that it has been using the same since


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

the l996 Sublease (see Section 2.1 for reference) and that the same are in good condition and repair. Tenant agrees that it shall at the expiration or early termination of the Lease, surrender and deliver the same up to Landlord in good condition and repair, reasonable wear and tear excepted.

      21.32 Entire Agreement. This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Leased Premises and there are no other agreements, either oral or written. Additionally, Tenant warrants and represents that it has not relied on any representation of any person or entity claiming to be a representative or agent of Landlord with respect to the condition of either the Leased Premises or the Real Estate that is either not set forth in this Lease or contrary to anything set forth in this Lease.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

                                LESSOR:

                                MAPLE PROPERTIES COMPANY, L.L.C.
                                an Illinois limited liability company

                                By: American Properties Corporation, its manager


                                          By: /s/ Jamil Simon
                                              ----------------------------------
                                              Jamil Simon, President

                                LESSEE:

                                DELICIOUS BRANDS, INC.
                                an Delaware corporation


                                By: /s/ Michael J. Kirby
                                    ----------------------------------
                                    Name: Michael J. Kirby
                                    Title: President


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